Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F of Perusahaan Perseroan (Persero) P.T. Telekomunikasi Indonesia Tbk. (the “Company”) for the financial year period ended December 31, 2009 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Sudiro Asno, Director of Finance of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 7, 2010

By:	/s/ Sudiro Asno
	Name:	Sudiro Asno
	Title:	Director of Finance and Chief Financial Officer